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                                                                   EXHIBIT 10.12

   [FORM OF WARRANT PURCHASE COMMITMENT AGREEMENT TO BE ENTERED INTO BY AND
        BETWEEN THE REGISTRANT AND EACH OF MESSRS. BALTER AND SLASKY.]



                  , 2005
-----------------

Wedbush Morgan Securities
1000 Wilshire Blvd., 10th Floor
Los Angeles, CA 90017


RE:      AD.VENTURE PARTNERS, INC.

Gentlemen:

         This letter is being delivered to you in connection with the Registration Statement on Form S-1 (File No. 333-124141) (as may be amended and supplemented from time to time, the "REGISTRATION STATEMENT") that was initially filed by Ad.Venture Partners, Inc., a Delaware corporation (the "COMPANY"), with the Securities and Exchange Commission (the "SEC") on April 18, 2005, which relates to an underwritten initial public offering (the "IPO") of the Company's units (the "UNITS"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), and two warrants, each of which are exercisable for one share of Common Stock (each, a "WARRANT"). Capitalized terms used but not otherwise defined herein shall have the meaning set forth on Schedule 1 hereto.

         In order to induce the Company to engage in the IPO and to take all steps necessary to effect the IPO, including the filing of amendments to the Registration Statement with the SEC, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

         (1) At least six (6) business days prior to the effectiveness of the Registration Statement, the undersigned shall duly execute and deliver an irrevocable order to purchase Warrants to the representative of the underwriters identified in the Registration Statement (the "ORDER"), in the form attached hereto as Schedule 2, with such terms and conditions as are consistent with the terms and conditions set forth in the Registration Statement at the time it goes effective and the terms and conditions set forth herein.

         (2) The undersigned shall, within the forty-five (45) calendar day period, commencing on the date separate trading of the Warrants commences (the "SEPARATION DATE") pursuant to provisions set forth in the warrant agreement governing the terms and conditions of such Warrants (the "WARRANT AGREEMENT"),
purchase for the undersigned's own account up to $    of Warrants in the public
marketplace at prices not to exceed $0.70 per Warrant.

         (3) The undersigned shall not offer, pledge, sell, transfer or otherwise dispose of, either directly or indirectly, any Warrants purchased pursuant to this letter agreement or the Order until after the Business Combination Date. Notwithstanding the foregoing, the undersigned may pledge such Warrants as collateral to secure a bona fide loan from an unaffiliated third party for the purpose of funding the undersigned's obligation to purchase the Warrants pursuant to this letter agreement or the Order; PROVIDED, HOWEVER, that, prior to any such pledge, such pledgee executes an agreement, satisfactory to the Representative, pursuant to which such pledgee agrees to receive and hold such Warrants subject to the provisions of this paragraph and pursuant to which such pledgee agrees not to re-pledge such Warrants.


         This letter agreement shall be binding on the undersigned and his respective successors and assigns.

         This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed


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entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

         No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

                                                Very truly yours,


                                                --------------------------------
                                                [Name of Initial Stockholder]


Accepted and agreed as of the date hereof:

Ad.Venture Partners, Inc.


------------------------------------------

By:

Title:


                                       2.
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                                                                      SCHEDULE 1



                         SUPPLEMENTAL COMMON DEFINITIONS

         UNLESS THE CONTEXT SHALL OTHERWISE REQUIRE, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS FOR ALL PURPOSES, AND THE FOLLOWING DEFINITIONS ARE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND THE PLURAL FORMS AND THE FEMININE, MASCULINE AND NEUTER FORMS OF THE TERMS DEFINED.

         "BUSINESS COMBINATION" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar type of combination, of one or more operating businesses in the technology, media or telecommunications industries, having, collectively, a fair market value (as calculated in accordance with the Company's Amended and Restated Certificate of Incorporation) of at least 80% of the Company's net assets at the time of such merger, capital stock exchange, asset acquisition or other similar type of combination.

         "BUSINESS COMBINATION DATE" shall mean the date upon which a Business Combination is consummated.

         "EFFECTIVE DATE" shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

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                                                                      SCHEDULE 2



                  , 2005
------------------

Wedbush Morgan Securities
1000 Wilshire Blvd., 10th Floor
Los Angeles, CA 90017


RE:      AD.VENTURE PARTNERS, INC.

Gentlemen:

         This letter will confirm the agreement of the undersigned to purchase (the "PURCHASE COMMITMENT") warrants (the "WARRANTS") of Ad.Venture Partners, Inc. (the "COMPANY") that are included in the units (the "Units") being sold in the Company's initial public offering ("IPO") pursuant to the Company's registration statement on Form S-1 (File No. 333-124141) (as may be amended and supplemented from time to time, the "REGISTRATION STATEMENT"). The Purchase Commitment shall be subject to the terms and conditions set forth herein.

     The undersigned agrees that this letter agreement constitutes an irrevocable order (the "ORDER") for the representative of the Underwriters identified in the Registration Statement (the "REPRESENTATIVE") to purchase for the undersigned's account, within the forty-five (45) calendar days commencing on the date separate trading of the Warrants commences (the "SEPARATION DATE") pursuant to provisions set forth in the warrant agreement governing the terms
and conditions of such Warrants (the "WARRANT AGREEMENT"), up to $   of Warrants
in the public marketplace at prices not to exceed $0.70 per Warrant
(the "MAXIMUM WARRANT PURCHASE"). The Representative (or such other broker dealer(s) as the Representative may assign the order to) agrees to fill such order in such amounts and at such times as it may determine, in its sole discretion, during the forty-five (45) calendar days commencing on the Separation Date.

         The Representative further agrees that it will not charge the undersigned or any Designee (as defined below) any fees and/or commissions with respect to such purchase obligation. The undersigned may notify the Representative that all or part of the Order will be fulfilled by an affiliate of the undersigned (or another person or entity identified to the Representative by the undersigned (each a "DESIGNEE")) who (or which) has an account at the Representative and, in such event, the Representative will make such purchase on behalf of said affiliate or Designee; provided, however, that the undersigned hereby agrees to make payment of the purchase price of such purchase in the event that the affiliate or Designee fails to make such payment; PROVIDED, FURTHER, that any such Designee has executed an agreement, satisfactory to the Representative, pursuant to which such Designee agrees not to offer, pledge, sell, transfer or otherwise dispose of, either directly or indirectly, any Warrants purchased pursuant to the Warrant purchase letter dated as of _____ between the Representative and ________ (the "Warrant Purchase Letter") or this Order until after the Business Combination Date (as defined in the Warrant Purchase Letter).

         This letter agreement shall be binding on the undersigned and his respective heirs, successors and assigns.

         This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to



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the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

         No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

                                              Very truly yours,


                                              ----------------------------------
                                              [Name of Initial Stockholder]